EXHIBIT 99.1
PARTY CITY CORPORATION
Q&A FOR STRATEGIC TRANSACTION
Transaction/Terms

Q1.	What percentage of PCTY shareholders is required to approve the transaction?

The transaction requires the approval of a simple majority (that is, more than 50%) of Party City shareholders. Certain Party City shareholders, beneficially owning more than 27% of our common stock, have entered into voting agreements in support of the transaction.

Q2.	Are you confident that the transaction will receive the necessary shareholder approval?

The Board of Directors believes the transaction is in the best interests of our shareholders, who will have the opportunity to vote on the matter at a special meeting. Certain Party City shareholders, beneficially owning more than 27% of our common stock, have entered into voting agreements in support of the transaction.

Q3.	Are you confident that the transaction will receive the necessary anti-trust clearance?

The transaction is subject to review under the provisions of the Hart-Scott-Rodino Act. We do not believe the transaction poses significant anti-trust issues.

Q4.	How many companies submitted bona fide bids?

Relevant information regarding the sale process will be contained in the Proxy Statement.

Q5.	How will the transaction be financed?

AAH Holdings plans to finance the acquisition through a combination of equity contributed by affiliates of Berkshire Partners and Weston Presidio, and debt financing provided by several financial institutions. Please refer to the news release for further details on the financing plans.

Operations/Management Structure

Q6.	Will there be any changes to the Party City management team?

At this time, the existing Executive Committee is continuing to manage the day-to-day business of the Company.

Q7.	Will there be any changes in Party City’s operations?

The strategic rationale for this transaction is to build on the opportunities in the party supply market. While we will undoubtedly make changes as we evaluate the best way to capture those opportunities, we have no specific initiatives to announce at this time.

Q8.	What are the acquirer’s plans with respect to store expansion, investment in e-commerce, etc.?

They are aware of Party City’s store expansion plans and other initiatives to grow the business, and are supportive of those plans.
Employee Issues

Q9.	Why are we selling the company to this acquirer?

The Board of Directors and management believe that this partnership is the best way to build on the exciting opportunities in our market. Berkshire Partners and Weston Presidio have a track record of investing in quality companies and management teams. They understand our market and believe in our strategies for the future. Because Party City will be run as a separate business unit under the “new” company, we also believe this is the right structure to allow us to pursue our growth plans.

Q10.	How does this affect me? Once the acquisition is complete, will there be changes in our operations?

As anyone who has been with Party City for the past few years knows, we are continually making changes to improve our business. We are confident that partnering with AAH will provide us with new opportunities, but it is too early to know what specific changes we might make to maximize those opportunities. In the meantime, we are focused on continuing our efforts to drive increased customer traffic and average purchases, particularly during the Halloween season.

Q11.	Will there be changes in policies affecting compensation, benefits, bonuses, stock options, etc.?

Because Party City will be run as a separate business unit after the acquisition, you should not see any immediate changes. Over time, we may make changes in human resources programs as any business does. If any changes are adopted, we will communicate with you at that time.

Q12.	Will we still be moving to the new headquarters?

Yes. The new corporate offices are intended to provide an environment suitable for the growth and success of our business. We will begin the move as soon as the facility is available.
Franchisee Issues

Q13.	Will the acquirer keep the franchise structure?

Yes. They believe in the Party City concept as a means for capturing the opportunities in our business, and understand that the franchise operations are an important part of our growth potential.

Q14.	Will they seek to acquire stores/regions from franchisees?

From time to time, Party City has taken advantage of opportunities to acquire franchisees, and we don’t foresee any change in that strategy.

Q15.	Will there be any changes in policies with regard to franchisees?

Party City will be run as a separate business unit, so you won’t see immediate changes in the day-to-day operations of our franchise organization or corporate offices. Over time, of course, we may make changes as any business does in order to make the most of our growth opportunities. But, we have no specific initiatives to announce at this time.

Q16.	Will the executives who have been in charge of relationships with the Party City franchise community be staying with the Company?

Party City will be run as a separate business unit, so you won’t see immediate changes in the management of our franchise organization.

Vendor Issues

Q17.	Are any changes planned in vendor relationships, such as reducing the number of vendors?

Party City will be run as a separate business unit after the acquisition. The Company continually evaluates vendors and considers changes that may be in the best interest of its business, and we anticipate continuing that practice.
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Important Additional Information Will be Filed with the SEC:
Party City plans to file with the SEC and mail to its stockholders a Proxy Statement in connection with the transaction. The Proxy Statement will contain important information about Party City, the transaction and related matters. Investors and security holders are urged to read the Proxy Statement carefully when it is available. Investors and security holders will be able to obtain free copies of the Proxy Statement and other documents filed with the SEC by Party City through the web site maintained by the SEC at www.sec.gov. In addition, investors and security holders will be able to obtain free copies of the Proxy Statement from Party City by accessing the “Investor Relations” section of Party City’s website http://partycity.com. Party City and its directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the transactions contemplated by the merger agreement. Information regarding Party City’s directors and executive officers is contained in Party City’s Annual Report on Form 10-K for the year ended July 2, 2005 and its proxy statement dated November 11, 2004, which are filed with the SEC.
Cautionary Note Regarding Forward-Looking Statements:
Statements in this document regarding the proposed merger transaction, the expected effects, timing and completion of the proposed transaction and any other statements about Party City’s future expectations, beliefs, goals, plans or prospects constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements that are not statements of historical fact (including statements containing the words “believes,” “plans,” “anticipates,” “expects,” “estimates” and similar expressions) should also be considered to be forward-looking statements. There are a number of important factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements, including: the ability to consummate the proposed transaction due to the failure to obtain stockholder approval, the failure to consummate the necessary debt financing arrangements or the failure to satisfy other conditions to the closing of the proposed transaction, the ability to recognize the benefits of the transaction, intense competition in Party City’s industry, changes in government regulation, failure to manage the integration of acquired companies and other risks that are contained in documents and the other factors described in Party City’s Annual Report on Form 10-K for the year ended July, 2, 2005 filed with the SEC. In addition, any forward-looking statements represent Party City’s estimates only as of today and should not be relied upon as representing Party City’s estimates as of any subsequent date. Party City disclaims any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this release.

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